Exhibit 21.1

Subsidiaries of Viacom Inc. owned greater than 50% (and their subsidiaries owned greater than 50%) following the separation

Domestic

Subsidiary Name	Place of Incorporation or Organization
13 Radio Corporation	Delaware

90210 Productions, Inc.	California

A.S. Payroll Company, Inc.	California

Aaron Spelling Productions, Inc.	California

Acorn Pipe Line Company	Texas

Acorn Properties, Inc.	Texas

Acorn Trading Company	Texas

Addax Music Co., Inc.	Delaware

Aetrax International Corporation	Delaware

Ages Electronics, Inc.	Delaware

Ages Entertainment Software, Inc.	Delaware

All Media Inc.	Delaware

ALTSIM Inc.	Delaware

Amadea Film Productions, Inc.	Texas

Amazing Race Productions Inc.	Delaware

Anastasia Advertising Art, Inc.	Florida

A-R Acquisition Corp.	Delaware

Around The Block Productions, Inc.	Delaware

Aspenfair Music, Inc.	California

Atlanta Bus Shelters	Georgia

Atlantic Prospect, Inc.	New York

Audio House, Inc., The	California

Avery Productions, Inc.	Delaware

BAPP Acquisition Corporation	Delaware

Bay County Energy Systems, Inc.	Delaware

Bay Resource Management, Inc.	Delaware

Beverlyfax Music, Inc.	California

Big Ticket Music Inc.	Delaware

Big Ticket Pictures Inc.	Delaware

Big Ticket Productions Inc.	Delaware

Big Ticket Television Inc.	Delaware

Blackrock Insurance Corporation	New York

Blue Cow Inc.	Delaware

Bombay Hook Limited	Delaware

Bonneville Wind Corporation	Utah

Branded Productions, Inc.	California

Brotherhood Productions Inc.	Rhode Island

Bruin Music Company	Delaware

Bustop Shelters of Nevada, Inc.	Nevada

C&W Land Corporation	New Jersey

C-28 FCC Licensee Subsidiary, LLC	Delaware

C-34 FCC Licensee Subsidiary, LLC	Delaware

Caroline Film Productions, Inc.	California

CBS Broadcast International Asia Inc.	New York

CBS Broadcasting Inc.	New York

CBS Corporate Services Inc.	Delaware

CBS Corporation	Delaware

CBS Dallas Media, Inc.	Delaware

CBS Dallas Ventures, Inc.	Texas

CBS Mass Media Corporation	Delaware

CBS News Communications Inc.	New York

CBS Overseas Inc.	New York

CBS Services Inc.	Delaware

CBS Sports Inc.	Delaware

CBS Stations Group Texas L.P.	Texas

CBS Studios Inc.	Delaware

CBS Subsidiary Management Corp.	Delaware

CBS Survivor Productions Inc.	Delaware

CBS Technology Corporation	Delaware

CBS Television Stations Inc.	Delaware

CCG Ventures, Inc.	Delaware

Central Fidelity Insurance Co.	Vermont

Channel 28 Television Station, Inc.	Delaware

Channel 34 Television Station, Inc.	Delaware

Charter Crude Oil Company	Texas

Charter Futures Trading Company	Texas

Charter International Oil Company	Texas

Charter Media Company	Delaware

Charter Oil Company	Florida

Charter Oil Services, Inc.	Texas

Chazo Productions Inc.	Delaware

Classless Inc.	Delaware

Columbia Television, Inc.	New York

Commissioner.com, Inc.	New York

Compelling Music Corporation	California

Consolidated Caguas Corporation	Delaware

Delaware Resource Beneficiary, Inc.	Delaware

Delaware Resource Lessee Trust	Delaware

Delaware Resource Management, Inc.	Delaware

Design-Graphics, Inc.	Florida

Desilu Productions Inc.	Delaware

Dutchess Resource Management, Inc.	Delaware

Dynamic Soap, Inc.	California

Eagle Direct, Inc.	Delaware

Elite Productions Inc.	Delaware

Elysium Productions Inc.	Delaware

Energy Development Associates Inc.	Delaware

EPI Music Company	California

Erica Film Productions, Inc.	California

ET Asia Entertainment Group LLC	Delaware

ET Media Group Inc.	Delaware

Evergreen Programs, Inc.	New York

EWB Corporation	Delaware

Eye Explorations Inc.	Delaware

Eye Net Works Inc.	Delaware

Eye Productions Inc.	Delaware

Fifty-Sixth Century Antrim Iron Company, Inc.	Delaware

Film Intex Corporation	Delaware

First Hotel Investment Corporation	Delaware

Forty-Fourth Century Corporation	Delaware

Four Crowns, Inc.	Delaware

French Street Management, Inc.	Delaware

Front Street Management Inc.	Delaware

G&L Sign Manufacturing Corp.	Puerto Rico

G&W Leasing Company	Delaware

G&W Natural Resources Company, Inc.	Delaware

Games Exchange Inc.	Delaware

Gateway Fleet Company	Pennsylvania

GLD Holdings. L.L.C.	Delaware

Glendale Property Corp.	Delaware

Glory Productions Inc.	Delaware

Gloucester Titanium Company, Inc.	Delaware

GNS Productions Inc.	Delaware

GolfWeb	California

Gorgen, Inc.	California

Grammar Productions Inc.	Delaware

Granite Productions Inc.	California

Green Tiger Press, Inc.	California

Gregory Environmental Systems, L.P.	Delaware

Group W Television Stations, L.P.	Delaware

Gulf & Western Indonesia, Inc.	Delaware

Hamilton Projects, Inc.	New York

Hemisphere Broadcasting Corporation	Delaware

Hit Radio, Inc.	New York

Image Edit, Inc.	Delaware

IMR Acquisition Corp.	Delaware

Independent Petrochemical Corporation	Ohio

INFCO Network Inc.	Delaware

Infinity Broadcasting Corporation	Delaware

Infinity Broadcasting Corporation of Atlanta	Delaware

Infinity Broadcasting Corporation of Baltimore	Delaware

Infinity Broadcasting Corporation of Boston	Delaware

Infinity Broadcasting Corporation of Chesapeake	Delaware

Infinity Broadcasting Corporation of Chicago	Delaware

Infinity Broadcasting Corporation of Detroit	Delaware

Infinity Broadcasting Corporation of Florida	Delaware

Infinity Broadcasting Corporation of Glendale	Delaware

Infinity Broadcasting Corporation of Illinois	Delaware

Infinity Broadcasting Corporation of Los Angeles	Delaware

Infinity Broadcasting Corporation of Maryland	Delaware

Infinity Broadcasting Corporation of Michigan	Delaware

Infinity Broadcasting Corporation of Northern California	Delaware

Infinity Broadcasting Corporation of Philadelphia	Delaware

Infinity Broadcasting Corporation of Tampa	Delaware

Infinity Broadcasting Corporation of Washington	Delaware

Infinity Broadcasting Corporation of Washington, D.C.	Delaware

Infinity Broadcasting East Holdings Corporation	Delaware

Infinity Broadcasting East Inc.	Delaware

Infinity Broadcasting Partner I Inc.	Delaware

Infinity Broadcasting Radio Tower Inc.	Delaware

Infinity Holdings Corp. of Chesapeake	Delaware

Infinity Holdings Corp. of Massachusetts	Delaware

Infinity Holdings Corp. of Orlando	Delaware

Infinity KFRC-AM Inc.	Delaware

Infinity KFRC-FM, Inc.	Delaware

Infinity Media Corporation	Delaware

Infinity Network, Inc.	Delaware

Infinity Outdoor of Florida Holding Co.	Delaware

Infinity Outdoor of Florida Inc.	Florida

Infinity Promotions Group Inc.	Delaware

Infinity Radio Holdings, Inc.	Virginia

Infinity Radio Inc.	Delaware

Infinity Radio of Cleveland Inc.	Delaware

Infinity Radio of Portland Inc.	Delaware

Infinity Radio of Sacramento Inc.	Pennsylvania

Infinity Technical Services Inc.	Delaware

Infinity Texas Partner II Inc.	Delaware

Infinity Ventures, Inc.	Delaware

Infinity WLIF, Inc.	Maryland

Infinity WLIF-AM, Inc.	Maryland

Infinity WPGC (AM), Inc.	Delaware

Inside Edition Inc.	New York

Interstitial Programs Inc.	Delaware

Irvine Games Inc.	Delaware

Irvine Games USA Inc.	Delaware

Jumbo Ticket Songs Inc.	Delaware

Just U Productions, Inc.	California

K.W.M., Inc.	Delaware

Katled Systems Inc.	Delaware

Kilo Mining Corporation	Pennsylvania

King World Corporation	Delaware

King World Development Inc.	California

King World Direct Inc.	Delaware

King World Media Sales Inc.	Delaware

King World Merchandising, Inc.	Delaware

King World Productions, Inc.	Delaware

King World Studios West Inc.	California

King World/CC Inc.	New York

Kings Island Company	Delaware

KUTV Holdings, Inc.	Delaware

KW Development Inc.	California

KWP Studios Inc.	California

Large Ticket Songs Inc.	Delaware

Laurel Entertainment, Inc.	Delaware

Levitt Property Managers, Inc.	California

Low Key Productions Inc.	Delaware

LT Holdings Inc.	Delaware

Magic Molehill Productions, Inc.	California

Matlock Company, The	Delaware

Mattalex Corporation	Delaware

Maxmedia, Inc.	Florida

Melrose Productions Inc.	California

Meredith Productions LLC	Delaware

Merlot Film Productions, Inc.	California

Merritt Inc.	Delaware

MVP.com Sports, Inc.	Delaware

National Advertising Company	Delaware

Network Talent LLC	Delaware

New Jersey Zinc Exploration Company, The	Delaware

New York Subways Advertising Co., Inc.	Delaware

Nicki Film Productions, Inc.	Delaware

North Shore Productions Inc.	Delaware

NTA Films, Inc.	New York

O Good Songs Company	California

O'Connor Combustor Corporation	California

OM/TV Productions Inc.	Delaware

OS Bus, Inc.	Georgia

OS Florida, Inc.	Florida

OSI Tall Wall Media, LLC	California

Our Home Productions Inc.	Delaware

Outdoor Management Network, Inc.	California

Outdoor Media Displays Posters, Inc.	Puerto Rico

Outdoor Systems (New York), Inc.	New York

Outdoor Systems Electrical Corp.	New York

Outdoor Systems, Inc.	Delaware

Outlet Networks Inc.	Delaware

Paramount (PDI) Distribution Inc.	Delaware

Paramount Advertiser Services Inc.	Delaware

Paramount Asia Inc.	Delaware

Paramount Communications Technology Group Inc.	Delaware

Paramount Entertainment Services Inc.	Delaware

Paramount General Entertainment Australia Inc.	Delaware

Paramount Parks Experience Inc.	Nevada

Paramount Parks Global Services Inc.	Delaware

Paramount Parks Inc.	Delaware

Paramount Television Service, Inc.	Delaware

Part-Time Productions Inc.	Delaware

PCCGW Company, Inc.	Delaware

PCI Canada Inc.	Delaware

PCI Network Partner II Inc.	Delaware

PCI Network Partner Inc.	Delaware

Permutation Productions Inc.	Delaware

Plaza Publishing Corporation	Delaware

PMV Productions, Inc.	Delaware

Pocket Books, Inc.	Delaware

Possum Point Incorporated	Delaware

Pottle Productions, Inc.	California

Preye, Inc.	California

Proxy Music Corporation	California

PSG of PHA Inc.	Virginia

Quemahoning Coal Processing Company	Pennsylvania

Radford Studio Center Inc.	California

Radio Data Group, Inc.	Virginia

Raven Media LLC	Delaware

Real TV Music Inc.	Delaware

Recovery Ventures Inc.	Delaware

Republic Distribution Corporation	Delaware

Republic Entertainment Inc.	Delaware

Republic Pictures Enterprises, Inc.	Delaware

Republic Pictures Productions, Inc.	California

Revolution Company, LLC	Delaware

RH Productions Inc.	California

RTV News Inc.	Delaware

RTV News Music Inc.	Delaware

Salm Enterprises, Inc.	California

Sammarnick Insurance Corporation	New York

San Francisco Walls, Inc.	California

Saucon Valley Iron and Railroad Company, The	Pennsylvania

SBX Acquisition Corp.	Delaware

Scott-Mattson Farms, Inc.	Florida

SDI Raven LLC	Delaware

SEG Equity Holdings, Inc.	Delaware

Ship House, Inc.	Florida

Show Works Productions Inc.	Delaware

Showtime Live Entertainment Inc.	Delaware

Showtime Marketing Inc.	Delaware

Showtime Networks Inc.	Delaware

Showtime Networks Inc. (U.K.)	Delaware

Showtime Networks Satellite Programming Company	Delaware

Showtime Online Inc.	Delaware

Showtime Pictures Development Company	Delaware

Showtime Satellite Networks Inc.	Delaware

Showtime/Sundance Holding Company Inc.	Delaware

SIFO One Inc.	Delaware

SIFO Two Inc.	Delaware

Simon & Schuster Global Services Inc.	Delaware

Simon & Schuster International Inc.	Delaware

Simon & Schuster, Inc.	New York

Soapmusic Company	Delaware

Solar Service Company	Delaware

SongFair Inc.	Delaware

Spelling Daytime Songs Inc.	Delaware

Spelling Daytime Television Inc.	Delaware

Spelling Entertainment Group Inc.	Delaware

Spelling Entertainment Inc.	Delaware

Spelling Satellite Networks Inc.	California

Spelling Television Inc.	Delaware

SportsLine.com, Inc.	Delaware

St. Johns Realty Investors	Delaware

Starfish Productions Inc.	Florida

Stargate Acquisition Corp.	Delaware

Stargate Acquisition Corp. One	Delaware

Stranglehold Productions, Inc.	California

Summit Books, Inc.	Delaware

Sunset Beach Productions, Inc.	Delaware

T & R Payroll Company	Delaware

Taylor Forge Memphis, Inc.	Delaware

TDI Canada Ltd.	Delaware

TDI Northwest, Inc.	Washington

TDI Worldwide, Inc.	Delaware

Texas Infinity Broadcasting L.P.	Delaware

Texas Infinity Radio L.P.	Delaware

Thaxton Management, LLC	Massachusetts

They Productions Inc.	Delaware

Things of the Wild Songs Inc.	Delaware

Third Century Company	Delaware

Thirteenth Century Corporation	Delaware

Thirtieth Century Corporation	Delaware

Timber Purchase Company	Florida

Titus Productions, Inc.	California

TMRG, Inc.	Delaware

Toe-To-Toe Productions Inc.	Delaware

Torand Payroll Company	Delaware

Torand Productions Inc.	Delaware

Total Warehouse Services Corporation	Delaware

Trans-American Resources, Inc.	Delaware

Transportation Displays Inc.	Delaware

TSM Services Inc.	Delaware

Tube Mill, Inc.	Alabama

UCGI, Inc.	Delaware

Universal American Corporation	Delaware

UPN (general partnership)	Delaware

UPN Holding Company, Inc.	California

UPN Properties, Inc.	California

UPN Television Stations Inc.	Delaware

Ureal Productions Inc.	Delaware

VE Development Company	Delaware

VE Drive Inc.	Delaware

VE Television Inc.	Delaware

VI Services Corporation	Delaware

VIA Aircraft Management Inc.	Delaware

Viacom Broadcasting West Inc.	Delaware

Viacom Communications Services Inc.	Delaware

Viacom Corporate Services Inc.	Delaware

Viacom DBS Inc.	Delaware

Viacom Employee Services Inc.	Delaware

Viacom Executive Services Corporation	Delaware

Viacom Film Funding Company Inc.	Delaware

Viacom First Run Development Company Inc.	Delaware

Viacom First Run Limited	Delaware

Viacom Foundation Inc. (not for profit corporation)	New York

Viacom IDA Inc.	Delaware

Viacom International Inc.	Delaware

Viacom Investments Inc.	Delaware

Viacom IRB Acquisition Inc.	Delaware

Viacom Japan Inc.	New York

Viacom K-Band Inc.	Delaware

Viacom Networks Inc.	New York

Viacom Outdoor Group Inc.	Delaware

Viacom Outdoor Inc.	Delaware

Viacom Outdoor L.A. Inc.	Delaware

Viacom Outdoor Mexico Inc.	Delaware

Viacom Outdoor Sports Marketing Inc.	Delaware

Viacom Phoenix Inc.	Delaware

Viacom Pictures Inc.	Delaware

Viacom Pictures Movie Music Inc.	Delaware

Viacom Pictures Overseas Inc.	Delaware

Viacom Pictures Songs Inc.	Delaware

Viacom PNW Sports Inc.	Delaware

Viacom Productions Inc.	Delaware

Viacom Radio Inc.	Delaware

Viacom Radio Sales Company	Delaware

Viacom Receivables Funding II Corporation	Delaware

Viacom Receivables Funding III Corporation	Delaware

Viacom Retail Stores, Inc.	Delaware

Viacom Satellite News Inc.	Delaware

Viacom Services Inc.	Delaware

Viacom Shopping Inc.	Delaware

Viacom Stations Group of Atlanta Inc.	Delaware

Viacom Stations Group of Detroit Inc.	Virginia

Viacom Stations Group of Miami Inc.	Delaware

Viacom Stations Group of Philadelphia Inc.	Delaware

Viacom Stations Group of Pittsburgh Inc.	Delaware

Viacom Television Station WTCN LLC	Delaware

Viacom Television Station WWHB LLC	Delaware

Viacom Television Stations Group of Dallas/Fort Worth L.P.	Delaware

Viacom Television Stations Group of Los Angeles LLC	Delaware

Viacom Television Stations Group of Sacramento Inc.	Delaware

Viacom Television Stations Group of San Francisco Inc.	Virginia

Viacom Television Stations Group Partner I Inc.	Virginia

Viacom Television Stations Group Partner II LLC	Delaware

Viacom Television Stations Inc.	Delaware

Viacom World Wide Ltd.	New York

Viacom/Westinghouse of PA Inc.	Delaware

Via-Sac Music Inc.	Delaware

VISI Services Inc.	Delaware

Visions Productions, Inc.	New York

VJK Inc.	Delaware

VNM Inc.	Delaware

VP Direct Inc.	Delaware

VP Programs Inc.	California

VSC Compositions Inc.	New York

VSC Music Inc.	New York

Waste Resource Energy, Inc.	Delaware

WBCE Corp.	New York

WCC FSC I, Inc.	Delaware

WCC Project Corp.	Delaware

Western Row Properties, Inc.	Ohio

Westinghouse Aircraft Leasing Inc.	Delaware

Westinghouse Asset Management Inc.	Delaware

Westinghouse Canada Holdings L.L.C.	Delaware

Westinghouse CBS Holding Company, Inc.	Delaware

Westinghouse Electric Corporation	Delaware

Westinghouse Environmental Management Company Of Ohio, Inc.	Delaware

Westinghouse Hanford Company	Delaware

Westinghouse Holdings Corporation	Delaware

Westinghouse Idaho Nuclear Company, Inc.	Delaware

Westinghouse Investment Corporation	Delaware

Westinghouse Licensing Corporation	Pennsylvania

Westinghouse Reinvestment Corporation, LLC	Delaware

Westinghouse World Investment Corporation	Delaware

W-F Productions, Inc.	Delaware

Wilshire Entertainment Inc.	Delaware

Wilshire/Hauser Company	Delaware

Wilson-Curtis, Inc.	Missouri

World Volleyball League, Inc.	New York

Worldvision Enterprises (United Kingdom), Ltd.	New York

Worldvision Enterprises of Canada, Limited	New York

Worldvision Enterprises, Inc.	New York

Worldvision Home Video, Inc.	New York

WPIC Corporation	Delaware

WT Animal Music Inc.	Delaware

WT Productions Inc.	Delaware

WV Productions, Inc.	Delaware

York Resource Energy Systems, Inc.	Delaware

Young Reader's Press, Inc.	Delaware

Foreign

Subsidiary Name	Place of Incorporation or Organization
1020917 Ontario Inc.	Canada (Ontario)

14 Hours Productions Inc	Canada (Ontario)

1554994 Ontario Inc.	Canada (Ontario)

176309 Canada Inc.	Canada (Federal)

4400 Productions Inc.	Canada (B.C.)

559733 British Columbia Ltd.	Canada (B.C.)

730806 Alberta Ltd.	Canada (Alberta)

Abaco Farms, Limited	Bahamas

Agency Films Inc.	Canada (Ontario)

Amanda Productions Inc	Canada (Ontario)

Amber Productions Inc.	Canada (B.C.)

Antilles Oil Company, Inc.	Puerto Rico

Are We Having Fun Yet? Productions Inc	Canada (B.C.)

Bahamas Underwriters Services Limited	Bahamas

Butterick Road Productions Inc.	Canada (Ontario)

Cania Productions Inc.	Canada (Ontario)

Cayman Overseas Reinsurance Association	Cayman Islands

CBS Broadast International BV	The Netherlands

CBS Broadcast International of Canada, Ltd.	Canada (Federal)

CBS Broadcast Services Limited	London, UK

CBS Canada Co.	Canada (Nova Scotia)

CBS TeleNoticias do Brasil Ltda. (IN LIQUIDATION)	Brazil

Charter International Finance N.V.	Netherlands Antilles

Charter Oil (Bahamas) Limited	Bahamas

Charter Oil Specialities Limited	Bahamas

CI Productions Inc.	Canada (B.C.)

Cinema Dominicana S.A.	Dominican Republic

City Outdoor Levante S.R.L. (IN LIQUIDATION)	Italy

Climate Productions Inc.	Canada (Ontario.)

Danger Productions Inc	Canada (Ontario)

DC Films Inc.	Canada (B.C.)

Defenders Productions Inc.	Canada (Ontario)

Distribuidara de Publicidad Exterior Dipex SA	Spain

Etablissements Pegouret SA	France

Famous Players Investments B.V.	Netherlands

GFB Productions Inc.	Canada (Ontario)

Giraudy Viacom Outdoor SA	France

Go Outdoor Systems Holdings S.A.	France

Grand Bahamas Petroleum Company Limited	Bahamas

Grande Alliance Co. Ltd.	Cayman Islands

GS Films Inc.	Canada (Ontario)

Gulf & Western do Brazil Industria e Comercio Limitada (IN LIQUIDATION)	Brazil

Gulf & Western International NV	Netherlands Antilles

Gulf & Western Limited	Bahamas

Haunted Productions Inc.	Canada (B.C.)

Heartland Productions Inc.	Canada (Alberta)

HFM Productions Inc.	Canada (Ontario)

Inprime Investments Limited	British Virgin Islands

International Raw Materials Limited	Bahamas

Intersales BV	Netherlands

Jake Productions Inc	Canada (B.C.)

Justice Productions Inc.	Canada (Ontario)

L23 Productions Inc.	Canada (Ontario)

LDI Limited	UK

Level Nine Productions Inc.	Canada (B.C.)

List Productions Inc.	Canada (Ontario)

LS Productions Inc.	Canada (Ontario)

Magic Hour Productions, Ltd.	Canada (B.C.)

Mars Film Produzione S.P.A. (IN LIQUIDATION)	Italy

Maxi Crown B.V.	Netherlands

Mayday Productions Inc	Canada (Ontario)

Media Trend S.R.L.	Italy

Mega Publicidad Exterior SL	Spain

Metro Poster Advertising Ltd.	Ireland

Metrobus Advertising Limited	UK

Mobi Espace SARL	France

New CORAL Ltd.	Cayman Islands

New Providence Assurance Company Limited	Bahamas

Number One FSC Ltd.	US Virgin Islands

Outdoor Images Limited	UK

Overseas Services B.V.	Netherlands

Paramount Film Production (Deutschland) GmbH (IN LIQUIDATION)	Germany

Paramount Italia Srl	Italy

Paramount Parks International B.V.	Netherlands

Paramount Pictures (Australia) Pty. Limited	Australia

Paramount Pictures (Canada) Inc.	Canada (Ontario)

Paramount Pictures (U.K.) Limited.	UK

Paramount Pictures Canada Distribution Inc.	Canada (Ontario)

Paramount Show Services International LDC	Cayman Islands

Paramount Television International Services, Ltd.	Bermuda

Paramount Television Limited	UK

Peak FSC, Ltd.	Bermuda

Pentagon Productions Inc.	Canada (Ontario)

Platinum Television Productions Inc.	Canada (Ontario)

Pocket Books of Canada, Ltd.	Canada (Federal)

Prospect Company Ltd.	Cayman Islands

Publishing FSC Ltd.	US Virgin Islands

R.G.L. Realty Limited	UK

Raianna Productions Inc.	Canada (Federal)

Republic Pictures Corporation of Canada, Ltd.	Canada

Republic Pictures Netherlands Antilles N.V. (IN LIQUIDATION)	Netherlands Antilles

Ripple Vale Holdings Limited	British Virgin Islands

Roadshow Advertising Ltd.	Ireland

RWS Productions Inc.	Canada (B.C.)

Sagia Productions Inc.	Canada (Ontario)

Season Four Sentinel Productions Inc.	Canada (B.C.)

Season Four Soul Food Productions Inc.	Canada (Ontario)

Season Three Seven Days Productions Inc.	Canada (B.C.)

Season Three Soul Food Productions Inc.	Canada (Federal)

Season Three Viper Productions Inc.	Canada (B.C.)

Season Two CI Productions Inc.	Canada (Ontario)

Sentinel Productions Inc.	Canada (B.C.)

Servicios Administrativos America, S de RL de CV	Mexico

Servicios Westinghouse De Chile (IN LIQUIDATION)	Chile

SF Films Inc.	Canada (Ontario)

Showtime UK Holdings Limited*	UK

Showtime Ventures Limited	UK

Signways Holdings Limited	Ireland

Simon & Schuster (Australia) Pty. Limited	Australia

Simon & Schuster (U.K.) Limited	UK

Simon & Schuster of Canada (1976) Ltd.	Canada (Federal)

Sky Blue Investments Limited	Jersey

Spelling Television (Canada) Inc.	Canada (B.C.)

Spelling Television Quebec Inc.	Canada (Federal)

Sportsline Europe Limited	UK

Sportsline UK Limited	UK

St. Francis Ltd.	Cayman Islands

St. Ives Company Ltd.	Cayman Islands

Streak Productions Inc.	Canada (Ontario)

SU 2 Productions Inc.	Canada (Ontario)

TB Productions Inc.	Canada (Ontario)

TDI (BP) Limited	UK

TDI (FB) Limited	UK

TDI Buses Limited	UK

TDI France Holding SAS	France

TDI Holdings Limited	UK

TDI Luxembourg Sarl	Luxembourg

TDI Mail Holdings Limited	UK

TDI Transit Advertising Limited	UK

Tecno System 2000 S.R.L.	Italy

Tele-Vu Ltee.	Canada (Federal)

TMI International B.V.	Netherlands

Two of Us Films Inc.	Canada (Ontario)

Viacom A.G.	Switzerland

Viacom Canada Inc.	Canada (Federal)

Viacom Canadian Productions Inc.	Canada (Ontario)

Viacom Enterprises Canada Ltd.	Canada (Federal)

Viacom Express SRL	Italy

Viacom Finanz AG	Switzerland

Viacom Holdings (Germany) B.V.	Netherlands

Viacom Holdings (Germany) II B.V.	Netherlands

Viacom International (Netherlands) B.V.	Netherlands

Viacom International Canada Ltd.	Canada (Ontario)

Viacom International Holdings B.V.	Netherlands

Viacom International Pty. Limited	Australia

Viacom Limited	New Zealand

Viacom Middle East Holdings VOF	Netherlands Antilles

Viacom Outdoor (Beijing)	China

Viacom Outdoor Advertising Limited	Ireland

Viacom Outdoor BV	Netherlands

Viacom Outdoor Holding Srl	Italy

Viacom Outdoor JC Decaux Street Furniture Canada Inc.	Canada (Federal)

Viacom Outdoor Limited	UK

Viacom Outdoor Limited	Northern Ireland

Viacom Outdoor Mexico S De RL de CV	Mexico

Viacom Outdoor Norte SL	Spain

Viacom Outdoor SA	Spain

Viacom Outdoor Srl	Italy

Viacom UK Limited	UK

Viper Productions Inc.	Canada (B.C.)

WCC FSC III, Inc.	Virgin Islands

WCC FSC IX, Inc.	Virgin Islands

WCC FSC V, Inc.	Bermuda

WCC FSC VIII, Inc.	Virgin Islands

Weicom Media Limited	Hong Kong

Westinghouse (New Zealand) Ltd.	New Zealand

Westinghouse Corporate Resources	UK

Westinghouse Electric Europe Coordination Center SA	Belgium

Westinghouse Electric GmbH, Birsfelden	Switzerland

Westinghouse Foreign Sales Corporation	Barbados

Westinghouse Gulf L.L.C.	United Arab Emirates

Westinghouse Wireless Communications Products, SRL de CV	Mexico

Winning Productions Inc.	Canada (Ontario)

Woburn Insurance Ltd.	Bermuda

Worldvision Enterprises (France) S.A.R.L.	France

Worldvision Enterprises de Venezuela	Venezuela

Worldvision Enterprises Latino-Americana, S.A.	Panama

Worldvision Enterprises, GmbH	Germany

Worldvision Filmes do Brasil, Ltda.	Brazil

Worldvision Foreign Sales Corporation	US Virgin Islands

WVI Films BV	Netherlands

Yellams LDC	Cayman Islands

YP Productions Inc.	Canada (Ontario)

Zone Broadcasting Showtime (Turkey) Limited	UK